UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2005

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2911 Peach Street
P.O. Box 8036
Wisconsin Rapids, Wisconsin	54495-8036

(Address of principal executive offices)	(Zip code)

(715) 424-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Selected Financial Data
Management's Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule II - Valuation and Qualifying Accounts

Item 8.01. Other Events.

     The financial information included as exhibits to this Current Report on Form 8-K updates certain portions of the Annual Report on Form 10-K for Renaissance Learning, Inc., a Wisconsin corporation (the “Company” or “Renaissance”), for the year ended December 31, 2004 (the “Form 10-K”) to reflect the Company’s sale of Generation21 Learning Systems, LLC (“Generation21”), a Wisconsin limited liability company and a wholly owned subsidiary of the Company, on February 28, 2005. Generation21 is classified as a discontinued operation for all periods presented in the Company’s updated consolidated financial statements. The exhibits update Item 6, “Selected Financial Data,” Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data” included in the Form 10-K, as well as Exhibit 99.1 to the Form 10-K, “Schedule II– Valuation and Qualifying Accounts.” This report does not update or modify any other information in the Form 10-K.

     The Company is filing this updated financial information in anticipation of filing Amendment No. 3 to the Company’s Registration Statement on Form S-4 (Registration No. 333-122993) (the “Form S-4”). The Form S-4 will incorporate by reference the Form 10-K and this Form 8-K.

     Updated Items  6, 7 and 8 of the Form 10-K are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference. Updated Schedule II is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Additional Information

     Renaissance filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on February 25, 2005, and as amended on Form S-4/A on April 13, 2005 and May 3, 2005 (SEC File No. 333-122993), which included a proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of AlphaSmart, Inc., a Delaware corporation (“AlphaSmart”), by Renaissance. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED ACQUISITION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart’s web site at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029. Investors and security holders may obtain free copies of the documents filed with the SEC by Renaissance by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

     Renaissance, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the proposed acquisition. Information regarding directors and executive officers of AlphaSmart and Renaissance and their respective interests in the proposed acquisition will be available in the proxy statement/prospectus of AlphaSmart and Renaissance described above and other relevant materials to be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Schedule II – Valuation and Qualifying Accounts

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2005	RENAISSANCE LEARNING, INC.

	By:	/s/ Mary T. Minch

Mary T. Minch Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

99.4	Schedule II – Valuation and Qualifying Accounts

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